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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2001


                             FRUIT OF THE LOOM, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                   1-8941                    36-3361804
----------------------------       -----------               ------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

          200 WEST MADISON STREET, SUITE 2700, CHICAGO, ILLINOIS 60606
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 899-1320

                         ITEM 3. PLAN OF REORGANIZATION.

     On March 15, 2001, the Registrant's parent company, Fruit of the Loom, Ltd. (the "Company"), issued a News Release announcing that the Company and certain of its U.S. subsidiaries have filed a joint Plan of Reorganization (the "Reorganization Plan") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), attached hereto as exhibit 99.1. The information contained in this News Release is incorporated herein by reference.

     In addition, on March 15, 2001, the Company filed a Disclosure Statement pursuant to Section 1125 of the United States Bankruptcy Code with the Bankruptcy Court, attached hereto as Exhibit 99.2. Included as Exhibit A to the Disclosure Statement is the Reorganization Plan filed with the Bankruptcy Court. The information contained in the Disclosure Statement is incorporated herein by reference.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the News Release, dated March 15, 2001 and
(ii) the Disclosure Statement, dated March 15, 2001.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

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99.1     News Release dated March 15, 2001

99.2     Disclosure Statement, dated March 15, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRUIT OF THE LOOM, INC.

Dated: March 22, 2001                   By: /s/ G. WILLIAM NEWTON

                                            G. William Newton
                                            Vice President-Finance, Acting
                                            Chief Financial Officer





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